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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 11, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                  000-31149                95-4040623
-------------------------------    -------------          -------------------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)          Identification No.)


      6053 West Century Boulevard, 11th Floor
            Los Angeles, California                           90045-6438
     -----------------------------------------              --------------
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (310) 342-5000


                                 Not Applicable
          -----------------------------------------------------------
          (Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02      Results of Operations and Financial Condition

On January 11, 2005, California Pizza Kitchen, Inc. issued a press release describing selected financial results of the Company for the quarter ended January 2, 2005. The Company increased earnings per share guidance for the fourth quarter of 2004 to $0.32 per fully diluted share and announced that management will be presenting at the 2005 ICR XChange on January 13, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Section 9.0 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(c)  Exhibits

  Exhibit                                   Description
-----------      ---------------------------------------------------------------

   99.1 Press Release dated January 11, 2005 entitled: "California Pizza Kitchen Reports Preliminary Fourth Quarter Results; Comparable Store Sales Increase 7.7%; Guidance Raised to $0.32 Per Fully Diluted Share; Management to Present at the 2005 ICR XChange on January 13, 2005."







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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 11, 2005                         California Pizza Kitchen, Inc.
                                         a California corporation

                                         By: /s/ Richard L. Rosenfield
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, Co-President and
                                                           Director

                                         By: /s/ Larry S. Flax
                                             -----------------------------------
                                             Co-Chairman of the Board, Co-Chief
                                             Executive Officer, Co-President and
                                                           Director




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EXHIBIT INDEX


  Exhibit                                   Description
-----------      ---------------------------------------------------------------

   99.1 Press Release dated January 11, 2005 entitled: "California Pizza Kitchen Reports Preliminary Fourth Quarter Results; Comparable Store Sales Increase 7.7%; Guidance Raised to $0.32 Per Fully Diluted Share; Management to Present at the 2005 ICR XChange on January 13, 2005."